UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2026 (July 13, 2026)

Jones Ventures INTL Acquisition1 Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43396	98-1913650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

325 Hudson St, 6th Floor
New York, NY 10013

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 267-0777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one Share Right	JONEU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	JONE	The Nasdaq Stock Market LLC

Share Rights, one eighth (1/8) of a Class A ordinary share upon consummation of our initial business combination	JONER	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 15, 2026, Jones Ventures INTL Acquisition1 Corp (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), one Share Right to receive one eighth (1/8) of a Class A ordinary share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $200,000,000. The Company has granted the underwriters a 45-day option to purchase up to an additional 3,000,000 Units at the initial public offering price to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-295918) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 9, 2026 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated July 13, 2026, by and among the Company, Jones Trading Institutional Services LLC (the “Underwriter”), a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Business Combination Marketing Agreement,, dated July 13, 2026, by and among the Company and the Underwriter, a copy of which is attached as Exhibit 1.2 hereto and incorporated herein by reference.

●	A Rights Agreement, dated July 13, 2026, by and between the Company and VStock Transfer, LLC, as rights agent, a copy of which is attached as Exhibit 4.4 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated July 13, 2026, by and between the Company and Equiniti Trust Company, LLC, as trustee, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated July 13, 2026, by and among the Company, the Company’s sponsor, Jones Ventures INTL Acquisition1 Sponsor, LLC (the “Sponsor”) and the Underwriter, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 13, 2026 (the “Sponsor Units Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.7 hereto and incorporated herein by reference.

●	A Private Placement Units Purchase Agreement, dated July 13, 2026 (the “Underwriter Units Purchase Agreement,” and together with the Sponsor Units Purchase Agreement, the “Units Purchase Agreements”), by and between the Company and the Underwriter, a copy of which is attached as Exhibit 10.8 hereto and incorporated herein by reference.

●	A Letter Agreement, dated July 13, 2026, by and among the Company, its officers, its directors and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

●	An Administrative Services Agreement, dated July 13, 2026, by and among the Company and the Sponsor, a copy of which is attached as Exhibit 10.10 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Units Purchase Agreements, the Company completed the private sale of an aggregate of 645,000 Units (the “Private Placement Units ”) to the Sponsor and the Underwriter at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of $6,450,000. The Private Placement Units are identical to the Units in the IPO, except as otherwise disclosed in the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company’s Amended and Restated Memorandum and Articles of Association (the “Memorandum and Articles”) was approved on July 13, 2026. A description of the Memorandum and Articles is contained in the section of the prospectus, dated July 13, 2026 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Memorandum and Articles, which is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

A total of $200,000,000, comprised of the proceeds from the IPO and a portion of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account at Citibank Bank, N.A., maintained by Equiniti Trust Company, LLC, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (less up to $100,000 interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 21 months from the closing of the IPO or (b) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 21 months from the closing of the IPO, subject to applicable law.

On July 13, 2026, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On July 15, 2026, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
1.1	Underwriting Agreement, dated July 13, 2026, by and between the Company and JonesTrading INTL Services LLC

1.2	Business Combination Marketing Agreement, dated July 13, 2026, by and between the Company and JonesTrading INTL Services LLC

3.2	Amended and Restated Memorandum and Articles of Association.

4.4	Right Agreement, dated July 13, 2026, by and between the Company and VStock Transfer, LLC, as rights agent.

10.4	Letter Agreement, dated July 13, 2026, by and among the Company, its officers, its directors and the Sponsor.

10.5	Investment Management Trust Agreement, dated July 13, 2026, by and between the Company and Equiniti Trust Company, LLC, as trustee.

10.6	Registration Rights Agreement, dated July 13, 2026, by and among the Company, the Sponsor and the Underwriter.

10.7	Private Placement Units Purchase Agreement, dated July 13, 2026, by and between the Company and the Sponsor.

10.8	Private Placement Units Purchase Agreement, dated July 13, 2026, by and between the Company and the Underwriter.

10.10	Administrative Services Agreement, dated July 13, 20256, between the Company and the Sponsor.

99.1	Press Release, dated July 13, 2026.

99.2	Press Release, dated July 15, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jones Ventures INTL Acquisition1 Corp

	By:	/s/ Alan F. Hill
		Name:	Alan F. Hill
		Title:	Chief Executive Officer

Dated: July 20, 2026

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